SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): January 6, 2004

                               HOME DIRECTOR, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                           52-2143430
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(State or other jurisdiction                             (I.R.S. Employer
     of incorporation)                                 Identification Number)

                                    333-86873
                                    ---------
                            (Commission File Number)

              2525 Collier Canyon Road, Livermore, California 94551
              -----------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (925) 373-0438


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Item 5.  Other Events and Required FD Disclosure

         On January 6, 2004, Home Director, Inc. issued a press release announcing its appointment of Michael Liddle as Chief Executive Officer. The full text of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1     Press Release of Home Director, Inc. dated January 6, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 6, 2004

                                        HOME DIRECTOR, INC.

                                        (Registrant)


                                        By:/s/ Daryl Stemm
                                           -------------------------------------
                                           Daryl Stemm
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

99.1     Press Release of Home Director, Inc. dated January 6, 2004.